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                                                                    EXHIBIT 99.2

                           CONSENT OF JOHN M. LISICKI



     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.



                                              /s/ John M. Lisicki
                                              ------------------------
                                              John M. Lisicki


Date: July 23, 1998